UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):
September 26, 2018

United States Steel Corporation
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(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street, Pittsburgh, PA	15219-2800
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(Address of principal executive offices)	(Zip Code)

(412) 433-1121
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(Registrant's telephone number,
including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  [ ]

Item. 1.01 Entry into a Material Definitive Agreement

On September 26, 2018, U. S. Steel Košice, s.r.o. (“USSK”), a company organized under the laws of the Slovak Republic and a wholly owned subsidiary of United States Steel Corporation (the “Corporation”), and Ferroenergy s.r.o., a company organized under the laws of the Slovak Republic and a wholly owned subsidiary of USSK, as guarantor, entered into a multicurrency revolving credit facility agreement (the “USSK Credit Agreement”) with the lenders party thereto.  The USSK Credit Agreement replaces USSK’s EUR 200,000,000 multicurrency revolving credit facility dated February 22, 2016 (the “Prior Facility”). The USSK Credit Agreement provides for a EUR 460,000,000 revolving unsecured credit facility that expires on September 26, 2023. The USSK Credit Agreement also includes an accordion that allows USSK to request, at any time during the first 12 months of the agreement, an increase to the total commitment amount up to an additional EUR 40,000,000. The USSK Credit Agreement contains customary representations and warranties, affirmative covenants, negative covenants and events of default and other terms and conditions substantially similar to the Prior Facility.

The USSK Credit Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibit
10.1
€460,000,000 Senior Multicurrency Revolving Credit Facility, dated September 26, 2018, between U. S. Steel Košice, s.r.o. guaranteed by Ferroenergy S.R.O., arranged by Commerzbank Aktiengesellschaft, Pobočka Zahraničnej Banky, Bratislava, ING Bank N.V., Pobočka Zahraničnej Banky, Komerční Banka, A.S., Pobočka Zahraničnej Banky, Slovenská Sporiteľňa, A.S. and Unicredit Bank Czech Republic and Slovakia, A.S., Pobočka Zahraničnej Banky, as Mandated Lead Arrangers and Československá Obchodná Banka, A.S., Citibank Europe Plc, Pobočka Zahraničnej Banky as Lead Arrangers, with Commerzbank Finance & Covered Bond S.A. as Facility Agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By: /s/ Colleen M. Darragh
Name: Colleen M. Darragh
Title: Vice President and Controller

Dated: October 2, 2018